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                                                                   EXHIBIT 10.49

                               AMENDMENT NO. 4 TO
                      STOCK PURCHASE AND EXCHANGE AGREEMENT

             THIS AMENDMENT NO. 4 (the "Amendment"), dated as of the 1st day of April, 2000, by and among GE Financial Assurance Holdings, Inc., a Delaware corporation, Phoenix Group Holdings, Inc., a Connecticut corporation, PM Holdings, Inc., a Connecticut corporation, and GE Life and Annuity Assurance Company, a Virginia corporation.

                                   WITNESSETH:

             WHEREAS, the parties hereto entered into a Stock Purchase and Exchange Agreement dated as of December 9, 1999 (as amended to date, the "SPEA"); and

             WHEREAS, at that time the parties contemplated that PGH or its Affiliates would provide certain transition services to the PGH Subsidiaries after the Second Closing pursuant to certain Ancillary Agreements; and

             WHEREAS, GEFA has requested that the nature, extent and duration of such services be expanded beyond what the parties had originally contemplated, and

             WHEREAS, as a consequence, certain representations and warranties of PMH and PGH, including the related Schedules, are no longer accurate;

             NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows.

1.  DEFINITIONS

    All capitalized terms not otherwise defined herein shall have the meaning accorded to them in the SPEA.

2.  SCHEDULES

    PGH shall be entitled, prior to the Second Closing, to amend Schedules 3.4(b) and 3.10 of the SPEA, and any other affected Schedules, in each case only insofar as they pertain to software licenses, in order to accurately address in its representations and warranties the expanded scope of services agreed to by the parties under the Computer Services Agreement and the Transition Services Agreement.

3.  EFFECT OF AMENDMENTS TO SCHEDULES

    The above-referenced amendments shall be treated for all purposes as though they had been made prior to execution of the SPEA and thus, shall not form the basis, on any theory, for any liability of PGH or its Affiliates to PAL, GEFA or their Affiliates.

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4.  SOFTWARE LICENSES

    a. Notwithstanding any provision in the SPEA to the contrary including, without limitation, Sections 3.4 and 3.10 of the SPEA and Schedules 3.4 and 3.10 thereto, except as provided in the Computer Services Agreement, dated as of December 9, 2000, and the related work orders, including all schedules thereof (the "Agreed-Upon Assignments and Outsourcing Consents"), neither PGH nor any of its Affiliates shall have any obligation to seek or obtain the assignment to PAL, GEFA or any of their Affiliates of the licensed software identified on such schedules. Accordingly, anything in the SPEA to the contrary notwithstanding, the failure by PGH and its Affiliates to seek or obtain any such assignments, other than the Agreed-Upon Assignments and Outsourcing Consents, shall not be grounds for any recovery against PGH or its Affiliates by PAL, GEFA or any of their Affiliates nor shall any damages resulting from such failure be counted against the "Basket" in Section
        10.2 of the SPEA.

    b. A new subsection d to Section 9.6 of the SPEA shall be added to state as follows:

        Software Licenses. PGH or its Affiliates shall have received the Agreed-Upon Assignments and Outsourcing Consents and all consents required from third parties to enable PGH or its Affiliates to provide the outsourcing services contemplated under the Computer Services Agreement and the Outsourcing Transition Services Agreement, as ultimately negotiated, including, without limitation, those required with respect to the software currently being used to perform such services.

5.  CONFLICTS BETWEEN CONTRACTS

    In the event any provision in the Computer Services Agreement, as ultimately executed, conflicts with the SPEA, the former shall prevail.

6.  MISCELLANEOUS

    6.1 No Other Amendments.

        Except as expressly provided herein, the SPEA remains unaltered and in full force and effect.

    6.2 Counterparts.

        This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same amendment.

    6.3 Governing Law.

        This Amendment shall be construed, performed and enforced in accordance with the laws of the State of Connecticut without regard to the conflicts of law principles thereof.


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             IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their undersigned duly authorized offices.

PM HOLDINGS, INC.                          GE FINANCIAL ASSURANCE
                                           HOLDINGS, INC.

  /s/ Carl T. Chadburn                         /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Carl T. Chadburn                       Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President,
                                                       Secretary, and
                                                       General Counsel


PHOENIX GROUP HOLDINGS, INC.               GE LIFE AND ANNUITY ASSURANCE
                                           COMPANY

   /s/ Walter K. Juncker                       /s/ Leon E. Roday
  ----------------------------------           ---------------------------------
   Name: Walter K. Juncker                      Name: Leon E. Roday
   Title: Vice President                        Title: Senior Vice President





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